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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                December 18, 1998
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                Date of Report (Date of earliest event reported)



                                CyberCash, Inc.
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             (Exact name of registrant as specified in its charter)



               Delaware                0-27470           54-725021
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     (State or other jurisdiction    (Commission        (IRS Employer
         of incorporation)            File No.)      Identification No.)



                  2100 Reston Parkway, Reston, Virginia 20191
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             (Address of principal executive offices)  (Zip Code)



              Registrant's telephone number, including area code:
                                  (703) 620-4200
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                                Not applicable
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         (Former name or former address, if changed since last report)





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Item 5.        Other Events

                 On December 11, 1998, CyberCash amended its Shareholder Rights Agreement dated June 30, 1998 (the "Rights Plan"), to eliminate those provisions that require that certain actions may only be taken by "Continuing
Directors."   Under the Rights Plan as originally adopted, outstanding rights could only be redeemed by "continuing directors," which was generally defined to mean directors who were members of the board at the time the Rights Agreement was adopted and any other person who subsequently became a member of the board if such person's nomination for election to the board was recommended or approved by a majority of the continuing directors.

                 This First Amendment to the Rights Plan is being made in connection with the settlement of litigation brought on August 13, 1998 against the Company, its Board of Directors, and James Condon the Chief Financial Officer in the Delaware Chancery Court. The suit claims that the "continuing director" provision of the Rights Plan violated Delaware law and sought injunctive relief and unspecified damages. The Company understands that the law firm representing the plaintiffs has filed several similar suits against other companies that have similar provisions in their shareholder rights plans. The Company believes that adoption of the Rights Plan, including the Continuing Director provision, was in compliance with Delaware law. Nevertheless, to avoid the expense and distraction of protracted litigation, the Company has agreed to amend the Rights Plan to eliminate the "continuing director" provision. The Form of First Amendment to the Rights Agreement is attached hereto as Exhibit
99.1 and is incorporated by reference herein.





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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           99.1     Form of First Amendment to the Rights Agreement.





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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               CyberCash, Inc.




Date:  December  18, 1998                  By:   /s/ James J. Condon
                                              ----------------------
                                               James J. Condon
                                               Chief Operating Officer and
                                               Chief Financial Officer



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                                 EXHIBIT INDEX



Exhibit No.             Description
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
99.1                    Form of First Amendment to the Rights Agreement.